Van Kampen Equity and Income Fund
                          Item 77(O) 10F-3 Transactions
                         January 1, 2006 - June 30, 2006



Securi  Purch   Size   Offeri  Total   Amount    % of    % of
  ty     ase/    of      ng    Amount    of     Offeri  Funds   Broker  Purcha
Purcha  Trade  Offeri  Price     of    Shares     ng    Total     s       sed
  sed    Date    ng      of   Offerin  Purcha   Purcha  Assets           From
                       Shares    g       sed      sed
                                         By       By
                                        Fund     Fund
 Amgen  2/14/    -     $100.0 $2,500,  47,228    1.89%  0.30%   Citigr  Merril
  Inc     06             0    000,000   ,000                     oup,      l
 Note                                                           JPMorg   Lynch
 0.375                                                           an,
 01Feb                                                          Lehman
 2013                                                           Brothe
                                                                 rs,
                                                                Merril
                                                                  l
                                                                Lynch
                                                                & Co.,
                                                                Morgan
                                                                Stanle
                                                                  y,
                                                                 Bear
                                                                Stearn
                                                                s & Co
                                                                Inc.,
                                                                Credit
                                                                Suisse

Hewlet  5/23/    -     $100.0 $1,000,  4,955,    0.50%  0.16%   Credit  Credit
  t-      06             0    000,000    000                    Suisse  Suisse
Packar                                                            ,
 d Co.                                                          Merril
 5.34%                                                            l
  due                                                           Lynch
5/22/2                                                          & Co.,
  009                                                           Morgan
                                                                Stanle
                                                                  y,
                                                                Barcla
                                                                  ys
                                                                Capita
                                                                l, RBS
                                                                Greenw
                                                                 ich
                                                                Capita
                                                                  l,
                                                                Goldma
                                                                  n,
                                                                Sachs
                                                                & Co.,
                                                                Scotia
                                                                Capita
                                                                  l,
                                                                HSBC,
                                                                Wells
                                                                Fargo
                                                                Securi
                                                                 ties

                                                                Deutsc
                                                                  he
Harrah  6/2/0    -     $99.14 $750,00  3,700,    0.49%  0.12%    Bank   Deutsc
  's      6                    0,000     000                    Securi    he
Operat                                                          ties,    Bank
  ing                                                           JPMorg
 6.50%                                                           an,
  due                                                           Wells
6/1/20                                                          Fargo
  16                                                            Securi
                                                                ties,
                                                                 Banc
                                                                  of
                                                                Americ
                                                                  a
                                                                Securi
                                                                 ties
                                                                 LLC,
                                                                 RBS
                                                                Greenw
                                                                 ich
                                                                Capita
                                                                  l,
                                                                Commer
                                                                zbank
                                                                Corpor
                                                                ates &
                                                                Market
                                                                  s,
                                                                Citigr
                                                                 oup,
                                                                Daiwa
                                                                Securi
                                                                 ties
                                                                Americ
                                                                a Inc,
                                                                Scotia
                                                                Capita
                                                                l, BNP
                                                                PARIBA
                                                                  S,
                                                                Barcla
                                                                  ys
                                                                Capita
                                                                  l,
                                                                Piper
                                                                Jaffra
                                                                  y,
                                                                Wachov
                                                                  ia
                                                                Securi
                                                                ties,
                                                                Lazard
                                                                Capita
                                                                  l
                                                                Market
                                                                s, HVB
                                                                Capita
                                                                  l
                                                                Market
                                                                  s,
                                                                SunTru
                                                                  st
                                                                Robins
                                                                  on
                                                                Humphr
                                                                 ey,
                                                                Goldma
                                                                  n,
                                                                Sachs
                                                                & Co.,
                                                                Bear,
                                                                Stearn
                                                                 s &
                                                                 Co.
                                                                Inc.,
                                                                Morgan
                                                                Stanle
                                                                  y,
                                                                Ramire
                                                                 z &
                                                                 Co.,
                                                                 Inc.
                                                                Merril
                                                                  l
                                                                Lynch
 Level  6/7/0    -     $100.0 $300,00  6,825,    2.28%  0.04%   & Co.,  Merril
   3      6              0     0,000     000                    Credit     l
Commun                                                          Suisse   Lynch
icatio                                                            ,
  ns                                                            Morgan
 Inc.                                                           Stanle
                                                                  y,
                                                                Citigr
                                                                 oup,
                                                                JPMorg
                                                                  an
                                                                Citigr
                                                                 oup,
Symant  6/13/    -     $99.50 $1,000,  45,255    4.53%  0.28%   Morgan  Citigr
  ec      06                  000,000   ,000                    Stanle    oup
 Corp                                                             y,
 Note                                                            UBS,
 0.75%                                                           Banc
  due                                                             of
6/15/2                                                          Americ
  001                                                             a
                                                                Securi
                                                                 ties
                                                                 LLC,
                                                                JPMorg
                                                                  an
                                                                Citigr
                                                                 oup,
Symant  6/13/    -     $99.25 $1,000,  22,628    2.26%  0.13%   Morgan  Citigr
  ec      06                  000,000   ,000                    Stanle    oup
 Corp                                                             y,
 Note                                                            UBS,
 1.00%                                                           Banc
  due                                                             of
6/15/2                                                          Americ
  013                                                             a
                                                                Securi
                                                                 ties
                                                                 LLC,
                                                                JPMorg
                                                                  an